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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 15, 2001


                             SS&C Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                   000-28430                      06-1169696
  (State or Other           (Commission File Number)           (IRS Employer
  Jurisdiction of                                            Identification No.)
   Incorporation)

 80 Lamberton Road, Windsor, Connecticut                            06095
 (Address of Principal Executive Offices)                         (Zip Code)

                                 (860) 298-4500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.       Acquisition or Disposition of Assets.

              On November 15, 2001, SS&C Technologies, Inc. (the "Company") acquired (the "Acquisition") the Digital Visions business ("DVI") of Netzee, Inc. ("Netzee"), pursuant to an Asset Purchase Agreement, dated November 15, 2001 (the "Agreement"), by and between the Company and Netzee. DVI is a provider of Internet-based financial information tools to community financial institutions. The acquired assets include, among other things, software code, fixed assets which consist primarily of computer equipment and furniture and fixtures, assumed contracts, intellectual property and accounts receivable. The Company intends to continue to use the acquired DVI assets in substantially the same manner used by Netzee prior to the Acquisition.

         In consideration for the acquired assets, the Company paid $1,350,000 in cash and assumed certain liabilities of DVI. The cash portion of the purchase price was paid from the proceeds of the Company's initial public offering, which closed on June 5, 1996. The consideration was determined as a result of arm's-length negotiations. Prior to the execution of the Agreement, to the knowledge of the Company, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with Netzee.

         The Company and Netzee also entered into an Escrow Agreement pursuant to which $100,000 of the purchase price will be held in escrow to reimburse the Company in connection with breaches of representations, warranties or covenants by Netzee.

          The summary description of the Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company's press release dated November 15, 2001, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.

         This report may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Financial Statements of Businesses Acquired.

                      The financial statements of DVI required by this item are not included with this initial report. The required financial statements will be filed by amendment not later than January 29, 2002.

                  (b) Pro Forma Financial Information.

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                      The pro forma financial information required by this item
is not included with this initial report. The required pro forma financial information will be filed by amendment not later than January 29, 2002.

                  (c) Exhibits.

                      See Exhibit Index attached hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SS&C TECHNOLOGIES, INC.


Date:  November 27, 2001                     By:  /s/ Anthony R. Guarascio
                                             Anthony R. Guarascio
                                             Senior Vice President and
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS

          Exhibit
          Number       Description
          ------       -----------

           2.1* Asset Purchase Agreement, dated November 15, 2001, by and between SS&C Technologies, Inc. and Netzee, Inc.


           99.1 Press Release, dated November 15, 2001, issued by SS&C Technologies, Inc.




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         *The Company hereby agrees to furnish supplementally a copy of any omitted schedules to the Asset Purchase Agreement to the Securities and Exchange Commission upon request.

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